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                                                                    Exhibit 10.9

National Financial Services LLC

[FIDELITY INVESTMENTS LOGO]


                                                                       3/17/2005

Advisors REIT I Inc.
Attn:  Jim Fritzemeier
8301 E. 21st Street North
Suite 230
Wichita, KS  67206

To Whom It May Concern:

In hopes of reaching a mutual agreement for National Financial Services LLC
(NFS) to Advisors REIT I, Inc., we have compiled a series of requirements, which we ask all of our Managers to commit to, prior to establishing a relationship. It is essential that Advisors REIT I Inc. agree to meet all of these terms to ensure NFS's operational, compliance and reporting requirements are satisfied.

Our point of contact at Advisors REIT I Inc. is Jim Fritzemeier, President, who may be reached at (316) 682-9398.

The President affirms
         a) That the REIT securities constituting Promotional Shares (as hereafter defined) are exempt from registration, or any subsequent sale of securities by Advisors REIT I, INC. if required to be registered, will be registered before their offer or sale with the Securities & Exchange Commission pursuant to Securities Act of 1933; and
         b) That, with the exception of those shares of common stock to be listed under "Principal Stockholders" in the to-be-filed Form S-11 Registration Statement (the "Promotional Shares")and sold on or before March , the REIT securities are being held in book-entry form by each of the investment advisors in the name of NFS for benefit of its customer(s); and
         c) That the REIT securities are not subject to any right, charge, lien, or claim of any kind in favor of the President or any person claiming through the President, it being understood that the Promotional Shares will most likely be certificated and placed in escrow with a state securities commissioner; and
         d) The President shall inform NFS, if the REIT experiences substantial problems of an operational nature, which may endanger the REIT securities of NFS customer(s).

Upon the initial re-registration of the securities, into the name of NFS for the benefit of any NFS customer, NFS will receive a letter of confirmation for each purchase or transfer. The confirmation letter or certificate will include the customer name, date of settlement, NFS Account number, name of REIT and number of shares held.

Advisors REIT I shall cause its transfer agent to provide NFS an aggregate position statement, as frequently as good business practice requires but no less than once per month. This position statement will provide NFS with a listing of all NFS Custodial accounts holding Advisors REIT I Inc. securities, and will contain at least the statement date, REIT description, NFS customer account number, customer name, customer Social Security number, and number of securities held.

In the event of a purchase, sale or transfer (custodial re-registration), NFS's signature/authorization will be required by Advisors REIT I Inc. prior to effecting the change. This is done to ensure that NFS maintains positive control of accounts which we are acting as custodian.

Our vendor Robert A. Stanger supplies Limited Partnership and REIT pricing data to NFS annually. Stanger will be contacting you annually to supply them with the REITs' estimated value, and by what means this value was based on. Advisors REIT I Inc. agrees to provide our pricing vendor with this information.


National Financial       200 Liberty Street - NY5D5, One World Financial Center
Services LLC              New York, NY 10281-1003
Member NYSE/SIPC

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Advisors REIT I Inc. affirms that all REITs covered by this agreement are subject to IRS Form 1099 reporting and acknowledge such reporting will be provided to the beneficial owners by NFS LLC.

Any inability to meet one of the stated requirements may bar the respective REIT from being designated eligible for NFS accounts and will most likely result in a termination of our agreement.

The Alternative Investment Department and NFS as a whole, prides' itself on its superior customer service. Please do not hesitate to call me at (212) 335-5945 with any issues, concerns, or urgent customer needs.

Sincerely,


Melissa Goldsmith
Alternative Investment Department
(212) 335-5945


The undersigned agrees to meet all of these requirements.

Jim Fritzemeier
 President Advisors REIT I, INC.


James L. Fritzemeier /s/ President
----------------------------------
Signature (On Behalf of Advisors REIT I Inc.)


National Financial       200 Liberty Street - NY5D5, One World Financial Center
Services LLC              New York, NY 10281-1003
Member NYSE/SIPC

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LIMITED PARTNERSHIP DEPARTMENT CONTACT INFORMATION
Main Phone #:    866-768-2300
Fax:             508-229-9523

NAME                POSITION         PHONE               EMAIL
Myra Lofranco       Trading Rep.     866-768-2300 x5733  Myra.M.Lofranco@fmr.com
Nazam Sattaur       Section Manager  212-335-5492        Nazam.Sattaur@fmr.com
Glen Luke           Section Manager  212-335-5484        Glenford.Luke@fmr.com
Russ Lennon         Director         212-335-5492        Russ.Lennon@fmr.com

Mailing Address:
National Financial Services
One World Financial Center
200 Liberty Street
New York, NY 10281
ATTN: Limited Partnerships/Myra Lofranco
Mail Zone: NY5D5

Please email statements and capital call notices to Myra Lofranco and Nazam Sattaur.


National Financial       200 Liberty Street - NY5D5, One World Financial Center
Services LLC              New York, NY 10281-1003
Member NYSE/SIPC